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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF US UNWIRED INC.

At December 31, 2002, US Unwired Inc. had investments in the following affiliates:

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                                                               Jurisdiction                   Percentage
                                                               ------------                   ----------
                                                                                              Ownership
                                                                                              ---------
--------------------------------------------------------------------------------------------------------------------
Louisiana Unwired LLC                                          Louisiana                      100%
--------------------------------------------------------------------------------------------------------------------
Texas Unwired, a general partnership (through its              Louisiana                      100%
ownership in Louisiana Unwired LLC)
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Georgia PCS Management, LLC (through its ownership in          Georgia                        100%
Louisiana Unwired LLC)
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Georgia PCS Leasing, LLC (through its ownership in Georgia     Georgia                        100%
PCS Management, LLC)
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IWO Holdings, Inc. (through its owner-ship in Louisiana        Delaware                       100%
Unwired LLC)
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Independent Wireless One Corporation (through its ownership in IWO Holdings, Inc)
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Independent Wireless One Leased Realty Corporation (through its ownership in IWO Holdings, Inc)
--------------------------------------------------------------------------------------------------------------------
Unwired Telecom Corporation                                    Louisiana                      100%
--------------------------------------------------------------------------------------------------------------------
Command Connect, LLC (through its ownership in Unwired         Louisiana                       50%
Telecom Corportation)
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